UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2016

MEDBOOK WORLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	000- 53850	27-1397396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

28562 Oso Parkway, Unit D, Rancho Santa Margarita, CA	92688
(Address of principal offices)	(Zip Code)

Registrant's telephone number including area code: (949) 933-1964

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d) of the Securities Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

SECTION 8 – OTHER EVENTS

ITEM 8.01 Other events

As of August 24, 2016 the Registrant is currently updating and completing their financial statements and other documents to become fully compliant with SEC reporting requirements. The Registrant anticipates the requisite filings to be completed on or before September 30, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 25, 2016	By:	/s/ Frederick Da Silva
Frederick Da Silva President

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